UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.   20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                            ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14(a)-12

CAPITAL GOLD CORPORATION
(Name of Registrant as Specified in its Charter)

n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

Forward Looking Statements

This filing contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. The use of any of the words “plans”, “expects”, or “does not expect”, “is expected”, “budget”, “scheduled”, “anticipates”, or “does not anticipate”,  “continue”, “estimates”, “forecasts”, “objective”, “ongoing”, “may”, “will”, “project”, “should”, “believe”, “intends” or variations of such words and phrases or statements are intended to identify forward-looking information or statements. Forward-looking information is based on the opinions and estimates of management at the date the information is made, and is based on a number of assumptions and subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking information.  More particularly and without limitation, this filing contains forward-looking statements and information concerning Gammon Gold’s proposed acquisition of Capital Gold (the “Acquisition”)  and the merger agreement pursuant to which such acquisition will be effected.  The forward-looking statements and information are based on certain key expectations and assumptions made by Gammon Gold and Capital Gold. Although Gammon Gold and Capital Gold believe that the expectations and assumptions on which such forward-looking statements and information are based are reasonable, undue reliance should not be placed on the forward-looking statements and information because neither of them can give any assurance that they will prove to be correct. Since forward-looking statements and information address future events and conditions, by their very nature they involve inherent risks and uncertainties. There are risks also inherent in the nature of the Acquisition, including whether the completion of the Acquisition will ultimately occur, whether the anticipated synergies of the acquisition will occur, incorrect assessment of the value of the respective properties of each of Gammon Gold and Capital Gold, and failure to obtain the required security holder, regulatory, third party and other approvals. The outcome of Timmins’ consent solicitation to replace the Capital Gold board and Capital Gold’s corresponding consent revocation also impact the assumptions on which forward-looking statement are based. Readers are cautioned that the foregoing list of factors is not exhaustive. There may be other factors that cause actions, events or results not to be anticipated, estimated or intended. The forward-looking statements and information contained in this filing are made as of the date hereof. There can be no assurance that forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information.  Neither Gammon Gold nor Capital Gold undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws.

CAPITAL GOLD CORPORATION (THE “COMPANY”) AND GAMMON GOLD INC. (“GAMMON”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

THE INFORMATION ON EITHER CAPITAL GOLD OR GAMMON’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD OR GAMMON MAKE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.  NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

In connection with the Acquisition and required stockholder approval, the Company and Gammon has filed with the SEC a proxy statement / prospectus that was mailed to the stockholders of the Company. The Company’s stockholders are urged to read the proxy statement / prospectus and other relevant materials as they contain important information about the Acquisition. The Company’s stockholders can obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings will also be available without charge, by directing a request to Capital Gold Corporation, 76 Beaver Street, 14th Floor New York, New York, Attention: Investor Relations.

Gammon Gold Inc., Capital Gold Corporation, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Gammon Gold Inc.’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended December 31, 2009, which was filed with the Securities and Exchange Commission on March 30, 2010, as amended by Amendment No. 1 to Annual Report on Form 40-F/A, which was filed with the Securities and Exchange Commission on May 13, 2010, and in its notice of annual meeting and proxy circular for its most recent annual meeting, which was filed with the Securities and Exchange Commission on April 15, 2010. Information regarding Capital Gold Corporation’s directors and executive officers is available in Capital Gold Corporation’s proxy statement for its most recent annual meeting, which was filed with the Securities and Exchange Commission on December 14, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement filed by Capital Gold with the Securities and Exchange Commission on February 18, 2011.

[The following statements were provided to the Halifax Chronicle Herald in connection with an advertisement that will be published on  March 12, 2011]

ATTENTION CAPITAL GOLD CORP. STOCKHOLDERS: YOUR URGENT ATTENTION IS REQUIRED
VOTE YOUR WHITE PROXY CARD NOW IN FAVOUR OF THE MERGER WITH GAMMON GOLD
IF YOU HAVE NOT YET RECEIVED YOUR WHITE PROXY CARD
CALL THE LAUREL HILL ADVISORY GROUP AT 1-877-304-0211 OR 1-888-742-1305 FOR VOTING ASSISTANCE

Your board of directors unanimously recommends all stockholders vote using the WHITE proxy card to approve the merger of Capital Gold Corporation ("CGC") with Gammon Gold Inc. ("Gammon"). If the Merger is completed, you will receive 0.5209 common shares of Gammon and a cash payment in the amount of $0.79 for each share of CGC common stock you own immediately prior to the Merger. The Gammon deal represents a 58% premium to CGC stockholders as of March 9, 2011.1

You may be getting conflicting information from a dissident about our proposed transaction with Gammon and the process that led your Board to unanimously conclude that it was the best transaction reasonably available for all CGC stockholders. Timmins Gold Corp. (“Timmins”) is attempting to block the Merger of CGC with Gammon and take complete control of your CGC board in its self-serving attempt to acquire the company. We want to set the record straight.

Respected independent opinion recommends stockholders vote FOR the Gammon merger

●
Glass Lewis & Co. ("Glass Lewis"), a leading independent provider of proxy research that provides advice and voting recommendations to small and large institutional investors, recommends CGC stockholders vote "FOR" the special resolution approving the merger with Gammon Gold Corp. They state:

o	"...the Gammon deal is superior to Timmins' offer in almost every aspect."
o	"Timmins currently has insufficient cash to pay the termination fee, meet operating requirements and funding future growth initiatives."
o
"In sum, given our determination that the Gammon transaction is superior to Timmins' offer, our approval of the board's sale process in general, our view that the implied purchase price is fair to shareholders, and the unanimous support of the board, we believe the proposed acquisition by Gammon is in the best interests of shareholders."

●	Gammon Gold has a market capitalization of approximately 3x Timmins’ market capitalization.

●	Gammon Gold has approximately 6x Timmins’ resources.

●	Gammon Gold has significant exposure to silver and exceptional leverage to silver prices; Timmins has very limited exposure to silver.

●	Gammon Gold has significant net cash; Timmins has net debt.

●	The Merger with Gammon Gold presents the least amount of transactional risk.

In contrast, compare some of the facts regarding the Timmins proposed offer:

●	The Timmins proposed offer is NOT superior:
o
The Timmins proposed offer is highly conditional. Its offer has not yet been approved by U.S. and Mexican regulators or Timmins’ own shareholders, nor has Timmins been approved for listing on the NYSE AMEX.

o	At current trading levels, the Gammon offer has a value almost US$0.20 per share, or 3.5%, higher than the Timmins proposed offer.
●	Timmins does not have the requisite mining experience, Gammon does.
●	Timmins has had two consecutive quarters where it has restated their financial statements which raises concerns about the effectiveness of their internal controls on financial reporting.

Regardless of the number of shares held, it is extremely important for all stockholders to vote immediately using the WHITE proxy card to support the merger with Gammon and Capital Gold. Stockholders are urged to disregard any GOLD proxy card they may have received from Timmins. If any stockholders have previously voted using the GOLD proxy card, they should now vote FOR the merger using the WHITE proxy card which will invalidate the GOLD proxy card and ensure their support of the Gammon merger is received.

THE CHOICE IS CLEAR - THE MERGER WITH GAMMON GOLD REPRESENTS THE BEST OPPORTUNITY REASONABLY AVAILABLE TO CGC STOCKHOLDERS.
VOTE ONLY THE WHITE PROXY CARD NOW FOR THE MERGER WITH GAMMON GOLD.
IF YOU HAVE NOT YET RECEIVED YOUR WHITE PROXY CARD,
CALL THE LAUREL HILL ADVISORY GROUP AT 1-877-304-0211 OR 1-888-742-1305 FOR VOTING ASSISTANCE.

___________________________
1 Based on CGC trading on the NYSE AMEX during the 20 trading days prior to September 24, 2010.